UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

INTERNATIONAL ISOTOPES INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On July 10, 2025, International Isotopes Inc (the “Company”) held the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) at the Company’s headquarters in Idaho Falls, Idaho. At the Annual Meeting, there were 324,450,180 shares of the Company’s common stock represented to vote either in person or by proxy, or approximately 61.6% of the outstanding shares of common stock, which represented a quorum. The Company’s shareholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1.	Election of four directors to serve for a term of one year and until their successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Robert Atcher	261,120,738	1,041,639	62,287,803
Shahe Bagerdjian	261,112,871	1,049,506	62,287,803
Christopher Grosso	261,120,611	1,041,766	62,287,803
Steve T. Laflin	255,215,571	6,946,806	62,287,803

Proposal 2.	Ratification of the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
324,073,898	282,602	93,680	—

Proposal 3.	Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
258,922,496	2,428,832	811,049	62,287,803

Proposal 4.	Advisory vote to approve the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
24,465,854	433,590	236,300,224	962,709	62,287,803

Proposal 5.	Approval of an amendment to the Company’s Restated Certificate of Formation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1-for-50 and not more than 1-for-275 at any time, with the exact ratio to be set at a whole number within this range by the Board of Directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
312,456,245	10,309,627	1,684,308	—

As indicated in Proposal 4 above, approximately 90.1% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding an advisory vote to approve the compensation of the Company’s named executive officers every three years. In light of these results, the Board of Directors determined that the Company will continue to hold an advisory vote to approve the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ISOTOPES INC.

Date: July 16, 2025	By:	/s/ Shahe Bagerdjian
Shahe Bagerdjian President and Chief Executive Officer